UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         August 28, 2006
                                                 -------------------------------
                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

      On August 5, 2006, Brian Jenkins, the then Senior Vice President of Six Flags, Inc. (the "Company"), voluntarily terminated his employment with the Company. Effective as of August 28, 2006, Mr. Jenkins entered into a two month consulting agreement with the Company in order to provide an orderly transition of his former duties and responsibilities. During the two-month term, Mr. Jenkins will be paid a consulting fee of $10,000 per month.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (d)   Exhibits

            10.1 Consulting Agreement, dated as of August 28, 2006, by and between Six Flags, Inc. and Brian Jenkins.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIX FLAGS, INC.


                                          By:   /s/ James M. Coughlin
                                             -----------------------------------
                                             Name:  James M. Coughlin
                                             Title: General Counsel


Date: September 11, 2006

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                     Description                    Electronic (E)
 -----------   ----------------------------------------------   --------------
     10.1      Consulting Agreement, dated as of August 28,           E
               2006, by and between Six Flags, Inc. and Brian
               Jenkins.